EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT



         The Board of Directors and Stockholders
         Mercantile Bancorporation Inc.:

         We consent to the use of our reports incorporated herein by reference in the Form S-8 Registration Statement No.
         333-23607-01.



                                  /s/ KPMG Peat Marwick LLP



         St. Louis, Missouri
         May 20, 1997